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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to sec.
     240.14a-11(c) or sec.240.14a-12

                           KEITHLEY INSTRUMENTS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           KEITHLEY INSTRUMENTS, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:________

     (2) Aggregate number of securities to which transaction applies:___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________

     (4) Proposed maximum aggregate value of transaction:_______________________

     (5) Total fee paid:________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:________________________________________________

     (2) Form, Schedule or Registration Statement No.:__________________________

     (3) Filing Party:__________________________________________________________

     (4) Date Filed:____________________________________________________________

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
KEITHLEY LOGO                                                 KEITHLEY INSTRUMENTS, INC.
                                                              28775 Aurora Road
                                                              Solon, Ohio 44139
                                                              (440) 248-0400
                                                              Fax (440) 248-6168

                                                               December 30, 1999

TO THE SHAREHOLDERS OF KEITHLEY INSTRUMENTS, INC.

     This year's Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at 12:00 Noon (EST), Saturday, February 12, 2000, at our corporate headquarters, 28775 Aurora Road, Solon, Ohio.

     In addition to acting on the matters outlined in the Proxy Statement, we look forward to giving you a progress report on the first quarter which will end on December 31, 1999. As in the past, there will be an informal presentation on the Company's businesses.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

     On behalf of the Directors and management of Keithley Instruments, Inc., we would like to thank you for your continued support and confidence in the Company.

                                             Sincerely yours,

                                             /s/ Joseph P. Keithley
                                             JOSEPH P. KEITHLEY
                                             Chairman, President and Chief
                                             Executive Officer

--------------------------------------------------------------------------------

KEITHLEY LOGO                 KEITHLEY INSTRUMENTS, INC.
                              28775 Aurora Road
                              Solon, Ohio 44139
                              (440)248-0400
                              Fax (440) 248-6168

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Keithley Instruments, Inc. will be held at the Company's corporate headquarters, 28775 Aurora Road, Solon, Ohio, on Saturday, February 12, 2000, at 12:00 Noon (EST), for the following purposes:

          (1) To elect eight members of the Board of Directors;

          (2) To vote on a proposal to amend the Keithley Instruments, Inc. 1992 Stock Incentive Plan to increase the number of shares subject to grant from 1,900,000 to 2,700,000;

          (3) To vote on a proposal to approve the Board of Directors' selection of PricewaterhouseCoopers LLP as independent accountants of the Company; and

          (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of Common Shares and Class B Common Shares of record at the close of business on Tuesday, December 14, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                            By Order of the Board of Directors,

                                            /s/ John M. Gherlein
                                            JOHN M. GHERLEIN
                                            Secretary

December 30, 1999

           PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.
              A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                           KEITHLEY INSTRUMENTS, INC.
                               28775 Aurora Road
                               Solon, Ohio 44139

                                PROXY STATEMENT
                     --------------------------------------

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 1999

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keithley Instruments, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on February 12, 2000, and any postponements or adjournments thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Shareholders which accompanies this Proxy Statement.

     The expense of soliciting proxies, including the cost of preparing, assembling and mailing the proxy materials will be borne by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally and by telephone, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by Directors, officers and employees of the Company.

     Any person giving a proxy pursuant to this solicitation may revoke it by giving notice to the Company in writing or in open meeting. All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted FOR the election of the nominees listed in the Proxy and FOR the proposals set forth in the Notice.

     The close of business on December 14, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. This Proxy Statement and the accompanying President's letter, notice and Proxy, together with the Company's annual report to shareholders for the fiscal year ended September 30, 1999, are first being sent to shareholders on or about December 30, 1999.

                                 VOTING RIGHTS

     As of the close of business on December 14, 1999, there were outstanding 4,354,386 Common Shares, without par value, of the Company (the "Common Shares") and 2,692,028 Class B Common Shares, without par value, of the Company (the "Class B Common Shares"). The holders of the outstanding Common Shares on that date will be entitled to one vote for each share held and the holders of the outstanding Class B Common Shares on that date will be entitled to ten votes for each share held. Abstaining votes and broker non-votes will not count in favor of, or against, election of a nominee for Director; however, such votes will have the effect of a vote against approval of any other matter.

     The Ohio Revised Code, as it applies to the Company, provides that if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting that he or she desires the voting at such election to be cumulative, and an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary or by or on behalf of the shareholder giving such notice, then each shareholder shall have cumulative voting rights in the election of Directors, enabling him or her to give one nominee for Director as many votes as is equal to the number of Directors to be elected multiplied by the number of shares in respect of which such shareholder is voting, or to distribute his or her votes on the same principle among two or more nominees, as he or she sees fit.

                             PRINCIPAL SHAREHOLDERS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following persons are known to the Company to be the beneficial owners of more than 5% of the voting securities of the Company as of December 14, 1999:

                                                                             CLASS B
                                              COMMON SHARES              COMMON SHARES(1)
                                         ------------------------    ------------------------
                                          NUMBER OF                   NUMBER OF                  PERCENTAGE
                                            SHARES                      SHARES                    OF TOTAL
                                         BENEFICIALLY    PERCENT     BENEFICIALLY    PERCENT       VOTING
       NAME OF BENEFICIAL OWNER             OWNED        OF CLASS       OWNED        OF CLASS      POWER
       ------------------------          ------------    --------    ------------    --------    ----------
Joseph P. Keithley.....................    198,943(2)       4.4%      2,649,586(3)     98.4%        85.0%
First Pacific Advisors, Inc.(4)........    674,000         15.5%             --          --          2.2%
Fleet Financial Group(5)...............    304,400          7.0%             --          --          1.0%

---------------

(1) Pursuant to the Company's Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis.

(2) Includes Common Shares represented by options exercisable on or before February 12, 2000, by Joseph P. Keithley (126,500 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by Mr. Keithley and his percentage of total voting power of the Company's capital stock, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes 16,352 shares of restricted stock which are subject to certain vesting requirements, 11,500 shares owned by a partnership of which Joseph P. Keithley serves as the general partner and 1,224 shares owned by Joseph P. Keithley's wife. Joseph P. Keithley disclaims beneficial ownership with respect to the shares owned by his wife.

(3) Includes 2,584,586 shares owned by two partnerships of which Joseph P. Keithley serves as the general partner.

(4) Derived from information set forth on a Schedule 13G of First Pacific Advisors, Inc. dated February 5, 1999.

(5) Derived from information set forth on a Schedule 13G of Fleet Financial Group dated February 12, 1999.

     The business address of Mr. Keithley is 28775 Aurora Road, Solon, Ohio 44139. First Pacific Advisors, Inc.'s address is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; and Fleet Financial Group's address is One Federal Street, Boston, Massachusetts 02110.

SECURITY OWNERSHIP OF MANAGEMENT

     The beneficial ownership of Common Shares and Class B Common Shares by each of the Directors, each of the executive officers named in the Summary Compensation Table and by all executive officers and Directors of the Company as a group on December 14, 1999, is set forth in the table below:

                                                                                    CLASS B
                                                  COMMON SHARES                COMMON SHARES(1)
                                            --------------------------   -----------------------------
                                              NUMBER OF                    NUMBER OF                      PERCENTAGE
                                                SHARES                       SHARES                           OF
             NAME AND ADDRESS                BENEFICIALLY     PERCENT     BENEFICIALLY      PERCENT      TOTAL VOTING
           OF BENEFICIAL OWNER                 OWNED(2)      OF CLASS        OWNED          OF CLASS       POWER(2)
           -------------------               ------------    --------     ------------      --------     ------------
Brian R. Bachman..........................      20,784            *               --            --              *
James T. Bartlett.........................      55,365(3)       1.3%              --            --              *
Dr. Arden L. Bement, Jr...................      31,080            *               --            --              *
James B. Griswold.........................      51,139(4)       1.2%              --            --              *
Leon J. Hendrix, Jr.......................      36,982            *               --            --              *
William J. Hudson, Jr.....................      10,849            *               --            --              *
Joseph P. Keithley........................     198,943(5)       4.4%       2,649,586(6)       98.4%          85.0%
R. Elton White............................      80,481(7)       1.8%              --            --              *
David H. Patricy..........................      40,440            *               --            --              *
Mark J. Plush.............................      72,091(8)       1.6%              --            --              *
Gabriel A. Rosica.........................      54,080          1.2%              --            --              *
D. Sherman Willows........................      18,022            *               --            --              *
All officers and Directors as a group (13
  persons)................................     733,388         15.3        2,649,586          98.4%          85.9%

---------------

*Less than 1%

 (1) Pursuant to the Company's Amended Articles of Incorporation, all holders of Class B Common Shares are entitled to convert any or all of their Class B Common Shares into Common Shares at any time, on a share-for-share basis.

 (2) Includes Common Shares represented by options exercisable on or before February 12, 2000 by Brian R. Bachman (15,000 shares), James T. Bartlett (18,000 shares), Dr. Arden L. Bement, Jr. (15,600 shares), James B. Griswold (18,000 shares), Leon J. Hendrix, Jr. (18,000 shares), William J. Hudson, Jr. (5,000 shares), Joseph P. Keithley (126,500 shares), R. Elton White (16,800 shares), David H. Patricy (35,140 shares), Mark J. Plush (50,162 shares), Gabriel A. Rosica (51,200 shares), D. Sherman Willows (9,750 shares) and all officers and Directors as a group (429,728 shares). Such shares are deemed to be outstanding for the purpose of computing the percentage of shares outstanding owned by each of the individuals and all officers and Directors as a group and their percentage of total voting power of the Company's capital stock, respectively, but are not deemed outstanding for the purpose of computing the percentage of shares held by or total voting power of any other person. Also includes restricted shares which are subject to certain vesting requirements for Mr. Keithley (16,352 shares), Mr. Plush (11,918 shares) and all officers as a group (40,301 shares). Includes shares held under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan for the benefit of Mr. Bachman (5,784 shares), Mr. Bartlett (9,815 shares), Dr. Bement (8,280 shares), Mr. Griswold (10,424 shares), Mr. Hendrix (10,982 shares), Mr. Hudson (849 shares), Mr. White (9,681 shares) and Mr. Rosica (880 shares), as to which such persons do not have current voting rights.

 (3) Includes 10,500 shares owned by Mr. Bartlett's children and 2,050 shares owned by his wife. Mr. Bartlett disclaims beneficial ownership with respect to the shares owned by his wife.

 (4) Includes 1,125 shares owned by a trust of which Mr. Griswold acts as co-executor.

 (5) Includes 11,500 shares owned by a partnership for which Mr. Keithley serves as the general partner and 1,224 shares owned by his wife. Mr. Keithley disclaims beneficial ownership with respect to the shares owned by his wife.

 (6) Includes 2,584,586 shares owned by two partnerships for which Mr. Keithley serves as the general partner.

 (7) Includes 27,000 shares owned by a partnership for which Mr. White serves as the general partner.

 (8) Includes 2,180 shares owned by Mr. Plush's children and 804 shares owned by his wife. Mr. Plush disclaims beneficial ownership with respect to the shares owned by his wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Shares to file with the Commission initial reports of ownership and reports of changes in beneficial ownership of Common Shares. The Company believes that during the fiscal year ended September 30, 1999, its officers, Directors and holders of more than 10% of the Company's Common Shares complied with all Section 16(a) filing requirements, with the following exception. Mark J. Plush, an officer, was late reporting one transaction with respect to the acquisition of 1,438 shares upon the exercise of stock options.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, or any postponements or adjournments thereof, Common Shares and Class B Common Shares represented by proxies for the election as Directors of the eight nominees named below, unless the shareholder, by so indicating on the Proxy, instructs that such authority to vote for any one or more nominees is withheld.

     Each of the Directors to be elected at the meeting is to serve until the next Annual Meeting and until his successor shall have been duly elected and qualified. Pursuant to the Company's Amended Articles of Incorporation, one-fourth (calculated to the nearest whole number) of the number of authorized Directors, which presently equals two Directors, is entitled to be elected by the Common Shares voting separately as a class. Messrs. Bartlett and Hendrix have been nominated as the Directors to be so elected by the holders of the Common Shares of the Company. The remaining six nominees are to be elected by the holders of the Common Shares and the Class B Common Shares voting together. The two nominees receiving the greatest number of votes of the Common Shares voting separately as a class and the six other nominees receiving the greatest number of votes of the Common Shares and the Class B Common Shares voting together without regard to class will be elected as Directors.

     If cumulative voting is in effect, the persons named in the Proxies will have full discretion and authority to vote for any one or more of the eight nominees. In the event of cumulative voting, the persons named in the Proxies will vote the shares represented by each Proxy so as to maximize the number of the Company's nominees that will be elected to the Board.

     Each of the nominees has indicated his willingness to serve as a Director, if elected. In addition, each of the nominees is presently a member of the Board of Directors. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for each substitute nominee as may be named by the Board of Directors.

                             NOMINEES FOR ELECTION

     Set forth below is certain information furnished with respect to each person nominated for election as a Director.

         NAME AND AGE
          OF NOMINEE                              BUSINESS EXPERIENCE                   DIRECTOR SINCE
         ------------                             -------------------                   --------------
Joseph P. Keithley               Chairman of the Board of Directors since 1991, Chief        1986
Age 51                             Executive Officer since November 1993 and President
                                   since May 1994. Director of Brush Wellman, Inc., a
                                   manufacturer of engineered materials supplying
                                   worldwide markets with beryllium products, alloy
                                   products, ceramic products, precious metal products
                                   and engineered material systems.
Brian R. Bachman                 Senior Vice President and Group Executive, Eaton            1996
  Age 54                           Corporation since January 1996, responsible for
                                   hydraulics, aerospace, commercial controls, Navy
                                   controls and semiconductor equipment operations.
                                   Previously Vice President, Standard Products
                                   Business Group of Philips Semiconductor, one of the
                                   world's largest semiconductor manufacturers, for
                                   Philips Electronics N.V., from 1991 through 1995.
James T. Bartlett(1)             Managing Director since 1986 of Primus Venture              1983
  Age 62                           Partners Inc., the manager of Primus Capital Fund
                                   and Primus Capital Funds II, III and IV, venture
                                   capital limited partnerships. Director of Oglebay
                                   Norton Company, a provider of products and services
                                   to the steelmaking and related industries, and
                                   Lamson & Sessions Co., a provider of products for
                                   the construction and telecommunications industries.
Dr. Arden L. Bement, Jr.         Head of School of Nuclear Engineering at Purdue             1988
  Age 67                           University since 1998. Previously Professor of
                                   Engineering and Director of Midwest Supercon-
                                   ductivity Consortium at Purdue University from 1993
                                   to 1998.
James B. Griswold(2)             Partner in the law firm of Baker & Hostetler LLP            1989
  Age 53                           since 1982.
Leon J. Hendrix, Jr.(1)          Principal, Clayton, Dubilier & Rice, Inc., a private        1990
  Age 58                           investment firm since 1993. Chairman of Remington
                                   Arms Co., a manufacturer and marketer of firearms
                                   and ammunition. Director of NACCO Industries, Inc.,
                                   a holding company with subsidiaries that
                                   manufacture forklift trucks, small electrical
                                   appliances, mine and market lignite coal and
                                   operate specialty retail stores, Cambrex Corp., a
                                   manufacturer of specialty chemicals and commodity
                                   chemical intermediates, and Riverwood International
                                   Corp., a leading global provider of paperboard and
                                   paperboard packaging systems.

         NAME AND AGE
          OF NOMINEE                              BUSINESS EXPERIENCE                   DIRECTOR SINCE
         ------------                             -------------------                   --------------
William J. Hudson, Jr.           Private Investor. Former President and Chief Exec-          1999
Age 65                             utive Officer of AMP, Inc., a leading manufac-
                                   turer of electrical, electronic, fiber-optic and
                                   wireless interconnection devices from 1993 to 1998.
                                   Director of Carpenter Technology Corporation, a
                                   manufacturer, fabricator, and distributor of
                                   specialty metals, and The Goodyear Tire & Rubber
                                   Company, an international company that develops,
                                   manufactures, distributes and sells tires, and
                                   rubber products and provides automotive repair
                                   services. Member of the Executive committee of the
                                   U.S. Council for International Business.
R. Elton White                   Private Investor. Director of Kohl's Corporation,           1994
  Age 57                           which owns specialty department stores.

---------------

(1) Elected by holders of Common Shares only.

(2) Baker & Hostetler LLP served as general outside legal counsel to the Company during the fiscal year ended September 30, 1999 and is expected to render services in such capacity to the Company in the future.

                       INFORMATION REGARDING MEETINGS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, an Audit Committee, a Compensation and Human Resources Committee and a Strategy Committee. The Board of Directors does not have a nominating committee. The Executive Committee possesses and may exercise all of the powers of the Board of Directors, to the extent permitted by law, during intervals between meetings of the Board of Directors. All actions of the Executive Committee are reported to the Board of Directors at its first meeting following such action or actions. The Audit Committee reviews the activities of the Company's independent accountants and various Company policies and practices. The Compensation and Human Resources Committee approves the grant of stock options and reviews and determines the compensation of certain key executives. The Strategy Committee reviews the appropriateness of current business and technical strategies and explores new business possibilities.

     Set forth below is the current membership of each committee of the Board, with the number of meetings held during the fiscal year ended September 30, 1999, in parentheses.

         EXECUTIVE                       AUDIT                 COMPENSATION AND HUMAN               STRATEGY
      COMMITTEE (NONE)              COMMITTEE (TWO)         RESOURCES COMMITTEE (THREE)         COMMITTEE (FOUR)
      ----------------              ---------------         ---------------------------         ----------------
Joseph P. Keithley            James T. Bartlett             R. Elton White                Brian R. Bachman
   (Chairman)                 (Chairman)                    (Chairman)                    (Chairman)
James T. Bartlett             James B. Griswold             Brian R. Bachman              James T. Bartlett
Leon J. Hendrix, Jr.          R. Elton White                James B. Griswold             Dr. Arden L. Bement, Jr.
                                                            Leon J. Hendrix, Jr.          James B. Griswold
                                                                                          Leon J. Hendrix, Jr.
                                                                                          William J. Hudson, Jr.
                                                                                          Joseph P. Keithley
                                                                                          R. Elton White

     The Board of Directors held seven meetings during the fiscal year ended September 30, 1999. During that fiscal year, no incumbent Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he served as a Director and (ii) the total number of meetings held by committees of the Board on which he served, during the periods that he served.

     Directors who are not employees of the Company receive an annual fee of $10,000 paid in five installments. Unless Chairman of a committee, such Directors receive an additional $1,000 for each Board meeting attended and $575 for each committee meeting attended, except for Executive Committee meetings for which no additional fees are paid. Each Committee Chairman who is not an employee of the Company is paid $1,150 for presiding as Chairman at a committee meeting. Directors may defer their fees under the Keithley Instruments, Inc. 1996 Outside Directors Deferred Stock Plan.

                      EXECUTIVE COMPENSATION AND BENEFITS

     The Company's compensation and benefit programs are designed to enable the Company to attract, retain and motivate the best possible employees to operate and manage the Company at all levels.

     In general, all U.S. based employees receive a base salary, participate in a Company supported retirement savings plan, are provided with medical and other welfare benefit coverages and participate in a Company funded pension plan. Employees outside of the United States are similarly covered by comprehensive compensation and benefit programs.

EMPLOYMENT AGREEMENTS

     Employment Agreement with Named Executive Officers of the Company. Pursuant to an employment agreement which was entered into on September 26, 1988, Joseph
P. Keithley is required to be compensated at the rate of at least $120,000 per year initially for a five-year period which ended September 26, 1993 and is automatically renewable for one-year periods thereafter. Pursuant to an employment agreement which was entered into on April 7, 1994, Mr. Plush is required to be compensated at the rate of at least $109,800 per year. Mr. Plush's agreement initially covered a three-year period and is automatically renewable for one-year periods thereafter.

EMPLOYEE BENEFIT PLANS

     Retirement Plans. The Company's United States pension plan provides retirement benefits to eligible participants who terminate employment at or after age 65, or who terminate employment before age 65 with at least five years of service. Benefits commence after termination of employment, but generally not before age 55. Retirement benefits are computed on the basis of pension credits for each year of the employee's service. Generally, an employee's pension credits will be equal to the sum of (i) 0.9% of the employee's high five-year average annual compensation, not in excess of the employee's Social Security "covered compensation" (as defined by Section 401(l)(5)(E) of the Internal Revenue Code) as of September 30, 1999, plus 1.5% of such average annual compensation in excess of "covered compensation," with such sum multiplied by the employee's years of credited service (up to 30 years) through September 30, 1999; plus (ii) 1.2% of the employee's annual compensation for each plan year beginning on or after October 1, 1999. The employee's annual retirement benefit, when paid as a life annuity commencing at age 65, will equal the total of the pension credits he has earned. If the individuals listed in the compensation table were to continue to be employees until their attainment of age 65 at the rate of compensation they received during fiscal 1999, their annual retirement benefits would be as follows: Joseph P. Keithley, $83,034; Mr. Rosica, $18,083; Mr. Patricy, $68,769 Mr. Plush, $56,221 and Mr. Willows, $15,005.

     Keithley Retirement Savings Trust and Plan. Effective January 1, 1988, the Company implemented the Keithley Instruments, Inc. Retirement Savings Trust and Plan (the "Plan"). The Plan permits all eligible employees of the Company and its subsidiaries who elect to participate in the Plan to make payroll deductions for contribution by the Company or subsidiary to the Plan. Payroll deductions cannot be less than 1% or more than 15% of a participant's total compensation (excluding certain fringe benefits and some types of incentive compensation) for the Plan year. The Plan qualifies under Sections 401(a), 401(k) and 501(a) of the Internal Revenue Code.

     The Plan provides for matching contributions at the Company's discretion which will not exceed 6% of a participant's compensation during the Plan year. All contributions under the Plan may be invested at the election of the participant in a variety of investment options. Participants' contributions are fully vested at all times. A participant's interest in the Company's contributions is fully vested after three years of eligible service with the Company.

     Keithley Instruments, Inc. Supplemental Deferral Plan. This Plan was implemented effective September 30, 1999, and permits all eligible employees and Directors of the Company to defer a minimum of $2,500 and up to a maximum of 100 percent of their eligible annual compensation. To be eligible for participation in this Plan, an employee must be compensated at a minimum defined annual salary level and be eligible to participate in the Company's annual bonus program. The Plan is a non-qualified plan and as such, participants are unsecured general creditors of the Company. Amounts deferred under this plan may be invested at the discretion of the participant in a variety of investment options. Participants' contributions are fully vested at all times. A participant's interest in any Company contributions is fully vested after three years of completed Plan participation.

     1999 Annual Senior Manager Extra Compensation Plan. This plan provides additional compensation to executive officers based on consolidated corporate performance for the fiscal year ended September 30, 1999. Individual objectives also may be established. Extra compensation for the group of senior managers, including the executive officers of the Company, may not exceed 100% of each senior manager's October 1, 1998, base salary unless approved by the Company's Board of Directors. The additional compensation is based upon earnings before taxes and return on assets before any deduction for senior manager extra compensation.

     1984 Stock Option Plan. The 1984 Stock Option Plan expired by its terms on February 11, 1994. All options outstanding at the time of termination of this plan continue in full force and effect in accordance with and subject to their terms. The Plan provided for the issuance of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, and nonqualified stock options, for federal income tax purposes, to key employees.

     1992 Stock Incentive Plan. The 1992 Stock Incentive Plan provides for the issuance of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code, nonqualified stock options, for federal income tax purposes, and restricted stock to key employees. The primary features of the plan are summarized below.

     The 1992 Stock Incentive Plan is administered by the Compensation and Human Resources Committee. Incentive stock options and nonqualified stock options may be granted for terms of up to ten years. The option price of an incentive stock option is not less than 100% of the fair market value of the Common Shares on the date the option is granted. In the case of a participant owning more than 10% of the voting power of the Company's voting securities, the term of the incentive stock option must be no more than five years and the option price must be at least 110% of the fair market value of the Common Shares on the date the option is granted. The option price for Common Shares under a nonqualified stock option is determined by the Committee on the date such option is granted. The Committee may, at its discretion, grant stock appreciation rights that give the employee the right to be paid an amount equal to the excess of the market price of the Common Shares at the date of the exercise of the option over the option price. Payment of the stock appreciation right may be made in cash, Common Shares of the Company, or a combination thereof. The 1992 Stock Incentive Plan will expire by its terms on February 8, 2002. All options outstanding at the time of termination of this plan will continue in full force and effect in accordance with and subject to their terms. The 1992 Stock Investment Plan has been amended to increase the number of shares subject to the Plan, subject to shareholder approval.

     1992 Directors' Stock Option Plan. On February 15, 1997, the Company's Board of Directors terminated the 1992 Directors' Stock Option Plan. Prior to its termination, each individual who qualified as a nonemployee Director at the close of any annual meeting of the shareholders of the Company automatically was granted an option to purchase 600 Common Shares. The option price for each Common Share purchasable under an option was the fair market value of a Common Share on the date such option was granted. All options currently outstanding will continue in full force and effect in accordance with and subject to their terms. The 1992 Directors' Stock Option Plan has been replaced by the 1997 Directors' Stock Option Plan.

     1997 Director's Stock Option Plan. The 1997 Director's Stock Option Plan provides for the issuance of stock options to nonemployee Directors. At the close of each annual meeting of the shareholders of the Company, nonemployee Directors are automatically granted an option to purchase 5,000 Common Shares. The option price for each Common Share purchasable under an option is the fair market value of a Common Share on the date such option is granted as defined by the plan. The Board of Directors may, in its sole discretion, grant additional options under the plan for newly-elected nonemployee Directors. The 1997 Director's Stock Option Plan will expire by its terms on February 15, 2007. All options outstanding at the time of termination of this plan will continue in full force and effect in accordance with and subject to their terms.

     1993 Employee Stock Purchase Plan. The 1993 Employee Stock Purchase Plan offers eligible employees of the Company the opportunity to acquire Common Shares at a discount and without incurring any material acquisition costs. Eligible employees can only participate in the Plan on a year-to-year basis, must enroll prior to the commencement of each Plan year and must authorize monthly payroll deductions. The purchase price of the Common Shares is 85 percent of the lower of the market price at the beginning or ending of the Plan year, which is on a calendar basis. Generally, all employees of the Company are eligible to participate in the Plan; however, temporary employees, employees who are customarily employed for less than five months in any calendar year, and employees who directly or indirectly own more than a 5% interest in the Company are not eligible to participate.

     The following table sets forth information concerning the compensation of the Chief Executive Officer of the Company and the four other Named Executive Officers of the Company as of September 30, 1999, during the fiscal years ended September 30, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM
                                            ANNUAL COMPENSATION          COMPENSATION
                                           ----------------------           AWARDS
                                                                    ----------------------   ALL OTHER
                                                                    RESTRICTED     STOCK      COMPEN-
   NAME AND PRINCIPAL POSITION      YEAR   SALARY ($)   BONUS ($)    STOCK $     OPTIONS #   SATION(1)
   ---------------------------      ----   ----------   ---------   ----------   ---------   ---------
Joseph P. Keithley                  1999    303,225      360,000           0      72,000       2,908
  Chairman of the Board,            1998    284,500       48,500           0      63,000       2,436
  President and                     1997    274,353            0     147,168      60,000       2,124
  Chief Executive Officer
Gabriel A. Rosica                   1999    230,652      200,000           0      44,000       2,870
  Senior Vice President and         1998    223,932       25,000           0      21,000       2,490
  General Manager, Semiconductor    1997    216,750      136,880           0      25,000       2,197
David H. Patricy (2)                1999    168,933      115,000           0      26,500       3,007
  Vice President and General        1998    157,875       24,000           0      26,500       2,493
  Manager, Test and Measurement     1997
Mark J. Plush                       1999    148,671      110,000           0      20,000       2,596
  Vice President and                1998    127,957       13,000           0      17,000       1,919
  Chief Financial Officer           1997    122,750            0     107,262      14,000       1,841
D. Sherman Willows (3)              1999    127,957      113,250           0       8,000       2,972
  Vice President                    1998
  Worldwide Sales                   1997

---------------

(1) Consists of matching contributions under the Company's Retirement Savings Trust and Plan.

(2) Mr. Patricy was appointed Vice President and General Manager, Test and Measurement, effective December 10, 1997. The salary information shown for 1998 includes the full fiscal year.

(3) Mr. Willows was appointed Vice President of Worldwide Sales effective February 13, 1999. The salary information shown for 1999 includes the full fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                            INDIVIDUAL GRANTS
--------------------------------------------------------------------------     POTENTIAL REALIZABLE
                                     % OF TOTAL                                  VALUE AT ASSUMED
                                       OPTIONS                                ANNUAL RATES OF STOCK
                                     GRANTED TO                                 PRICE APPRECIATION
                          OPTIONS     EMPLOYEES     EXERCISE                     FOR OPTION TERM
                          GRANTED     IN FISCAL      PRICE      EXPIRATION    ----------------------
         NAME               (#)         YEAR         ($/SH)        DATE        5% ($)       10% ($)
----------------------    -------    ----------     --------    ----------    ---------    ---------
Joseph P. Keithley....    72,000        19.6%        8.2500      7/16/09       373,563      946,683
Gabriel A. Rosica.....    15,000         4.1%        7.6250      2/13/09        71,930      182,284
                          29,000         7.9%        8.2500      7/16/09       150,463      381,303
David H. Patricy......    26,500         7.2%        8.2500      7/16/09       137,492      348,432
Mark J. Plush.........    20,000         5.4%        8.2500      7/16/09       103,768      262,968
D. Sherman Willows....     8,000         2.2%        8.2500      7/16/09        41,507      105,187

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                             EXERCISED IN FISCAL
                                     1999                                             VALUE OF UNEXERCISED
                            ----------------------            NUMBER OF                   IN-THE-MONEY
                              SHARES                   UNEXERCISED OPTIONS AT              OPTIONS AT
                             ACQUIRED      VALUE       SEPTEMBER 30, 1999 (#)        SEPTEMBER 30, 1999 ($)
                            ON EXERCISE   REALIZED   ---------------------------   ---------------------------
           NAME                 (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------  -----------   --------   -----------   -------------   -----------   -------------
Joseph P. Keithley........    56,000      228,150      118,250        183,750        350,313       1,106,250
Gabriel A. Rosica.........        --           --       51,200         90,000        137,866         527,484
David H. Patricy..........       620        4,301       35,140         68,000        159,403         445,875
Mark J. Plush.............     1,438        8,089       50,162         48,000        292,676         312,875
D. Sherman Willows........        --           --       14,124         25,250         65,922         173,078

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

     The Company's Board of Directors has delegated to the Compensation and Human Resources Committee (the "Committee") the responsibility of evaluating and recommending for formal board approval the amounts of compensation paid to officers. The Committee is composed entirely of outside Directors.

     The guiding philosophy of the Company's executive compensation program is to attract, motivate and retain highly qualified senior managers to direct and grow the Company. Information is gathered to provide guidelines on pay for comparable positions in comparable industries. The pay of the officers is managed to assure that, in general, it falls between the median and the seventy-fifth percentiles of market survey averages. Beyond information that is available to the Company, the consulting firm iQuantic is used to analyze the competitiveness of the Company's compensation program.

     The program provides for a salary that is based upon individual performance, an annual bonus that is based upon the attainment of performance goals, and long-term incentives in the form of stock options. These programs were described earlier on pages 7 THROUGH 9 of this Proxy Statement.

     The salary for each executive officer is set based upon data from the company's compensation consultant, iQuantic. The information used is the range of salaries paid to individuals who hold similar positions or have similar responsibilities within companies or divisions of companies of similar size in the electronics industry.

     The magnitude of the annual bonus that is paid to each officer is determined as follows. First, the targeted amount of bonus to be paid annually is determined through the use of salary survey information based on a percentage of annual salary. An appropriate mix of business unit and/or corporate financial measures and individual performance measures is then determined and a payout schedule is set based upon percentage attainment of the performance goals. The magnitude of these performance goals is set in participation with the Board to reflect the marketplace conditions and an expectation of continuous improvement. The bonus payment begins at 70% attainment of financial goals and cannot exceed the equivalent of annual salary without special Board approval.

     Prior to 1995, Incentive Stock Options (ISOs) were used to provide long-term incentives to officers and other key employees. The ISOs currently outstanding for all officers have an option price equal to the market price at the time of grant, vest in four years and expire in ten years from the date of grant. Since 1995 Non-qualified Stock Options (NSOs) are used to provide long-term incentives to officers and other key employees. Each year a stock option grant is made for each officer based upon competitive market practices. Options vest in four years and expire in ten years from the date of grant and have an option price equal to the market price at the time of grant.

  Chief Executive Officer Compensation

     The Compensation and Human Resources Committee determined Mr. Keithley's compensation for fiscal 1999 based upon a number of criteria. The major facts that influenced the Committee's decisions were the median pay levels for CEOs in electronics firms of similar size, the performance of the Company in sales growth and level of profits, and the general state of the electronic test and measurement industry.

     Mr. Keithley's base pay for 1999 increased 4.5%. This increase leaves Mr. Keithley's base salary lower than the median paid to others in comparable positions in the electronics industry.

Compensation and Human Resources Committee
R. Elton White, Chairman
Brian R. Bachman
James B. Griswold
Leon J. Hendrix, Jr.

                           COMPANY STOCK PERFORMANCE

     The following performance graph compares the five year cumulative return from investing $100 on September 30, 1994 in each of the Company's Common Shares, the Standard & Poor's 500 Index, the Russell 2000 Index and the Standard & Poor's High Technology Composite Index, with dividends assumed to be reinvested when received. The Company has added the Russell 2000 Index this year as a comparison due to management's belief that the companies included in the Russell 2000 Index have characteristics more similar to Keithley Instruments, Inc. than companies included in the S&P 500 Index. The Company intends in future periods to provide comparisons only to the Russell 2000 Index for purposes of a broad-based equity market comparison.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
             AMONG KEITHLEY INSTRUMENTS, INC., THE S & P 500 INDEX
                     AND THE S & P TECHNOLOGY SECTOR INDEX

                                       KEITHLEY INSTRUMENTS,
                                               INC.                RUSSELL 2000             S&P 500             S&P TECHNOLOGY
                                       ---------------------       ------------             -------             --------------
9/94                                            100                    100                    100                    100
9/95                                            296                    123                    130                    158
9/96                                            177                    140                    156                    194
9/97                                            243                    186                    219                    315
9/98                                            104                    154                    239                    356
9/99                                            297                    177                    306                    623

     *$100 INVESTED ON 09/30/94 IN STOCK OR INDEX-
     INCLUDING REINVESTMENT OF DIVIDENDS.
     FISCAL YEAR ENDING SEPTEMBER 30.

                       PROPOSAL TO APPROVE AN AMENDMENT TO THE
                KEITHLEY INSTRUMENTS, INC. 1992 STOCK INCENTIVE PLAN
                  INCREASING THE NUMBER OF COMMON SHARES AVAILABLE
                FOR AWARD UNDER THE PLAN FROM 1,900,000 TO 2,700,000

     On December 3, 1999, the Board of Directors approved an amendment (the "Amendment") to the Keithley Instruments, Inc. 1992 Stock Incentive Plan (the "1992 Plan") to increase from 1,900,000 to 2,700,000 the aggregate number of shares with which awards may be made.

SUMMARY OF THE 1992 STOCK INCENTIVE PLAN

     The 1992 Plan was approved by the Company's Board of Directors at a meeting of the Board of Directors held on December 7, 1991, and by its stockholders at a shareholders' meeting held on February 8, 1992. As a result of a 2-for-1 stock dividend declared on November 6, 1995, the aggregate number of shares with which awards may be made increased from 350,000 to 700,000. The 1992 Plan was amended by the Company's Board of Directors at a meeting of the Board of Directors held on December 9, 1995 and by its stockholders at a shareholders' meeting held on February 10, 1996, to increase the aggregate number of shares with which awards may be made from 700,000 to 1,900,000.

     The description herein is a summary of the 1992 Plan and is subject to and qualified by the complete text of the 1992 Plan. The complete text of the 1992 Plan is filed as an exhibit to the Company's annual report on Form 10-K for the year ended September 30, 1999.

     The purpose of the 1992 Plan is to attract and retain individuals who, by virtue of their ability and qualifications, make important contributions to the Company. By providing key employees with the opportunity to acquire an equity interest in the Company over time and because benefit is only receive through improved stock performance, the Company believes that stock options serve to align the interests of key employees closely with other shareholders. The 1992 Plan is administered by the Company's Compensation and Human Resources Committee (the "Committee"), which has sole authority to determine and designate persons to whom grants are to be made under the 1992 Plan and the nature and terms of such grants.

     Under the 1992 Plan, grants of nontransferable options to purchase Common Shares ("Stock Options"), grants of Common Shares which may be subject to certain vesting and transfer restrictions ("Restricted Stock"), and grants of nontransferable options to receive payments based on the appreciation of the Common Shares may be made to key employees of the Company or its subsidiaries. The Stock Options provided for under the Plan may be either incentive stock options ("Incentive Stock Options") intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or nonqualified stock options ("Nonqualified Stock Options") which do not qualify for preferential treatment. Common Shares not purchased under an option which has terminated or lapsed may be used for the further grant of options under the 1992 Plan.

     Incentive Stock Options granted under the 1992 Plan may not be exercised more than ten (10) years after the date of grant (or five (5) years in the case of an option granted to an individual who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Owner")). The aggregate fair market value (determined on the date of grant) of Common Shares issuable upon exercise of Incentive Stock Options exercisable for the first time by a key employee in any calendar year may not exceed $100,000. The 1992 Plan provides that the option price shall not be less than 100% of the fair market value of the Common Shares on the date such option is granted, or 110% of such fair market value in the case of an Incentive Stock Option granted to a 10% Owner. The purchase price must be paid in full by the optionee at the time of exercise in either cash or Company Common Shares.

     The 1992 Plan provides that key employees may be granted the nontransferable right to receive a payment based on the increase in the value of Common Shares occurring after the date of such grant ("SARs"). SARs may (but need not) be granted to a key employee in tandem with, and be exercisable in lieu of exercising, a grant of Stock Options. When granted in tandem with a Stock Option, a SAR shall provide that the holder of a Stock Option shall have the right to receive an amount equal to 100% of the excess, if any, of the fair market value of the Common Shares covered by such Option, determined as of the date of exercise of the SAR by the Committee, over the price to be paid for the Common Shares under the Option.

     No cash consideration is received by the Company for granting options under the 1992 Plan. Options are granted in consideration of the services rendered or to be rendered to the Company by the employees receiving the options.

FEDERAL INCOME TAX CONSEQUENCES

     With respect to nonqualified stock options, in general, for federal income tax purposes under present law:

          (i) The grant of a nonqualified stock option, by itself, will not result in income to the optionee.

          (ii) Except as provided in (v) below, the exercise of a nonqualified stock option (in whole or in part, according to its terms) will result in ordinary income to the optionee at that time in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise over the option price.

          (iii) Except as provided in (v) below, the tax basis of the shares acquired upon exercise of a nonqualified stock option, which will be used to determine the amount of any capital gain or loss on a future taxable disposition of such shares, will be the fair market value of the shares on the date of exercise.

          (iv) No deduction will be allowable to the employer corporation upon the grant of a nonqualified stock option but, upon the exercise of a nonqualified stock option, a deduction will be allowable to the employer corporation at that time in an amount equal to the amount of ordinary income realized by the optionee exercising such option if the employer corporation deducts and withholds appropriate federal withholding tax provided it satisfied applicable reporting requirements.

          (v) With respect to the exercise of a nonqualified stock option and the payment of the option price by the delivery of Common Shares, to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of the shares received will be the same as the tax basis of the shares surrendered, and the holding period of the optionee in the shares received will include his holding period in the shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time in the amount of the fair market value of such excess shares; the tax basis of such excess shares will be equal to the fair market value of such shares at the time of exercise; and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee.

     With respect to incentive stock options, in general, for federal income tax purposes under present law:

          (i) Neither the grant nor the exercise of an incentive stock option, by itself, will result in income to the optionee; however, the excess of the fair market value of the shares at the time of exercise over the option price is (unless there is a disposition of the shares acquired upon exercise of an incentive stock option in the taxable year of exercise) includable in alternative minimum taxable income which may, under certain circumstances, result in an alternative minimum tax liability to the optionee.

          (ii) If the shares acquired upon exercise of an incentive stock option are disposed of in a taxable transaction after the later of two years from the date on which the option is granted or one year from the date on which such shares are transferred to the optionee, long-term capital gain or loss will be realized by the optionee in an amount equal to the difference between the amount realized by the optionee and the optionee's basis which, except as provided in (v) below, is the option price.

          (iii) Except as provided in (v) below, if the shares acquired upon the exercise of an incentive stock option are disposed of within the two-year period from the date of grant or the one-year period after the transfer of the shares to the optionee (a "disqualifying disposition"):

             (a) Ordinary income will be realized by the optionee at the time of such disposition in the amount of the excess, if any, of the fair market value of the shares at the time of such exercise over the option price, but not in an amount exceeding the excess, if any, of the amount realized by the optionee over the option price.

             (b) Short-term or long-term capital gain will be realized by the optionee at the time of any such taxable disposition in an amount equal to the excess, if any, of the amount realized over the fair market value of the shares at the time of such exercise.

             (c) Short-term or long-term capital loss will be realized by the optionee at the time of any such taxable disposition in an amount equal to the excess, if any, of the option price over the amount realized.

          (iv) No deduction will be allowed to the employer corporation with respect to incentive stock options granted or shares transferred upon exercise thereof, except that if a disposition is made by the optionee within the two-year period or the one-year period referred to above, the employer corporation will be entitled to a deduction in the taxable year in which the disposition occurred in an amount equal to the amount of ordinary income realized by the optionee making the disposition.

          (v) With respect to the exercise of an incentive stock option and the payment of the option price by the delivery of Common Shares, to the extent that the number of shares received does not exceed the number of shares surrendered, no taxable income will be realized by the optionee at that time, the tax basis of the shares received will be the same as the tax basis of the shares surrendered, and the holding period (except for purposes of the one-year period referred to in (iii) above) of the optionee in shares received will include his holding period in the shares surrendered. To the extent that the number of shares received exceeds the number of shares surrendered, no taxable income will be realized by the optionee at that time; such excess shares will be considered incentive stock option stock with a zero basis; and the holding period of the optionee in such shares will begin on the date such shares are transferred to the optionee. If the shares surrendered were acquired as the result of the exercise of an incentive stock option and the surrender takes place within two years from the date the option relating to the surrendered shares was granted or within one year from the date of such exercise, the surrender will result in a disqualifying disposition and the optionee will realize ordinary income at that time in the amount of the excess, if any, of the fair market value at the time of exercise of the shares surrendered over the basis of such shares. If any of the shares received are disposed of in a disqualifying disposition, the optionee will be treated as first disposing of the shares with a zero basis.

VOTE REQUIRED FOR APPROVAL

     The affirmative vote of the holders of a majority of the outstanding Common Shares and Class B Common Shares present, in person or by proxy, and entitled to vote at the meeting is required for the approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                APPROVAL OF SELECTION OF INDEPENDENT ACCOUNTANTS

     Although the Code of Regulations of the Company does not require the submission of the selection of independent accountants to the shareholders for approval, the Board of Directors considers it desirable that its appointment of independent accountants be approved by the shareholders. The firm of PricewaterhouseCoopers LLP, formerly Price Waterhouse LLP, an international firm of public accountants, has audited the annual financial statements of the Company since 1958. At the Annual Meeting, the Board of Directors will ask the shareholders to approve the selection of this firm as independent accountants for the Company for the fiscal year ending September 30, 2000. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, and he will have an opportunity to make a statement if he so desires. The representative will also be available to respond to appropriate questions from shareholders.

                                 OTHER MATTERS

     Reports will be laid before the meeting, including a letter from the Chairman of the Board, Chief Executive Officer and the President which accompanies the financial statements of the Company, and the report of independent accountants. The Board of Directors does not contemplate and does not intend to present for consideration the taking of action by shareholders with respect to any reports to be laid before the meeting or with respect to the minutes of the Annual Meeting held on February 13, 1999, which will be read at the meeting on February 12, 2000, unless a motion to dispense with a reading is adopted.

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Any shareholder proposal intended to be presented at the Annual Meeting of Shareholders to be held in 2000 in compliance with Rule 14a-8 promulgated under the Exchange Act must be received by the Company's Chairman and Chief Executive Officer at its principal executive offices not later than September 1, 2000, for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares and/or Class B Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should be submitted. For those shareholder proposals which are not submitted in accordance with Rule 14a-8, the appointed proxies may exercise their discretionary voting authority for any proposal received after November 15, 2000, without any discussion of the proposal in the Company's proxy statement.

     Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for such report should be directed to:

                                 Mark J. Plush
                   Vice President and Chief Financial Officer
                           Keithley Instruments, Inc.
                               28775 Aurora Road
                               Solon, Ohio 44139

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                            By Order of the Board of Directors,

                                            /s/ John M. Gherlein
                                            JOHN M. GHERLEIN
                                            Secretary

December 30, 1999

                             KEITHLEY INSTRUMENTS, INC.

                                    COMMON SHARES
  P               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  R              OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
  O                    TO BE HELD ON SATURDAY, FEBRUARY 12, 2000
  X      The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J.
  Y PLUSH and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all the Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 12, 2000, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.


                ELECTION OF DIRECTORS, Nominees:
                Joseph P. Keithley; Brian R. Bachman; James T. Bartlett*;
                Dr. Arden L. Bement, Jr.; James B. Griswold; Leon J.
                Hendrix, Jr.*; William J. Hudson, Jr.; and R. Elton White
                *Elected by holders of Common Shares only.

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


--------------------------------------------------------------------------------

                            O FOLD AND DETACH HERE O

                                    GRAPHIC

                                                                         9625

           X      PLEASE MARK YOUR
                  VOTES AS IN THIS
                  EXAMPLE.


    This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION
    IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2 AND
    ITEM 3.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2 AND ITEM 3.

Item 1. Election         FOR     WITHHELD      Item 2. Proposal            FOR    AGAINST   ABSTAIN
        of              [   ]     [   ]                to amend           [   ]    [   ]     [   ]
        Directors                                      the
        (see                                           Keithley
        reverse)                                       Instruments,
                                                       Inc.
To withhold authority to vote for any                  1992
individual nominee(s), write the name of               Stock
the nominee(s) in the space provided below.            Incentive
                                                       Plan.
-------------------------

                                               Item 3. Proposal           [   ]    [   ]     [   ]
                                                       to approve
                                                       the Board of
                                                       Directors'
                                                       selection of
                                                       PricewaterhouseCoopers
                                                       LLP as independent
                                                       accountants of the
                                                       Company.

                                                       In their discretion, the proxies are
                                                       authorized to vote upon such other business
                                                       as may properly come before the meeting.

                                                       The signer hereby revokes all proxies
                                                       heretofore given by the signer to vote at
                                                       said meeting or any adjournments thereof.
                                                       NOTE: Please sign name(s) exactly as printed
                                                       hereon. Joint owners should each sign.
                                                       Persons signing as executors,
                                                       administrators, trustees or in similar
                                                       capacities should so indicate.


                                               --------------------------------


                                               --------------------------------

                                               SIGNATURE(S)                DATE

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE
    ENCLOSED ENVELOPE

--------------------------------------------------------------------------------

                            O FOLD AND DETACH HERE O

                                 KEITHLEY LOGO

                         ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 12, 2000
                                   12:00 NOON
                           KEITHLEY INSTRUMENTS, INC.
                             CORPORATE HEADQUARTERS
                               28775 AURORA ROAD
                                  SOLON, OHIO

                                  COMMON SHARES

                             KEITHLEY INSTRUMENTS, INC.

                                CLASS B COMMON SHARES
  P              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  R             OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS
  O                   TO BE HELD ON SATURDAY, FEBRUARY 12, 2000
  X      The undersigned hereby appoints JOSEPH P. KEITHLEY and MARK J.
  Y PLUSH and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all the Class B Common Shares of Keithley Instruments, Inc. which the undersigned shall be entitled to vote at the Annual Meeting of Shareholders of the Company to be held February 12, 2000, and at any postponements or adjournments thereof, and directs said proxies to vote as specified herein on the matters set forth in the notice of the meeting, and to transact such other business as may properly come before the Annual Meeting or any adjournment thereof, hereby revoking any and all proxies heretofore given.


                ELECTION OF DIRECTORS, Nominees:
                Joseph P. Keithley; Brian R. Bachman; Dr. Arden L. Bement,
                Jr.; James B. Griswold; William J. Hudson, Jr.; and R. Elton
                White

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


--------------------------------------------------------------------------------

                            O FOLD AND DETACH HERE O

                                    GRAPHIC

                                                                         9658

           X      PLEASE MARK YOUR
                  VOTES AS IN THIS
                  EXAMPLE.


    This Proxy when properly executed will be voted in the manner directed herein by the shareholder. IF NO DIRECTION
    IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1, ITEM 2 AND
    ITEM 3.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1, ITEM 2 AND ITEM 3.

Item 1. Election         FOR     WITHHELD      Item 2. Proposal            FOR    AGAINST   ABSTAIN
        of              [   ]     [   ]                to amend            [   ]   [   ]    [   ]
        Directors                                      the
        (see                                           Keithley
        reverse)                                       Instruments,
                                                       Inc.
To withhold authority to vote for any                  1992
individual nominee(s), write the name of               Stock
the nominee(s) in the space provided below.            Incentive
                                                       Plan.
-------------------------

                                               Item 3. Proposal            [   ]   [   ]    [   ]
                                                       to approve
                                                       the Board of
                                                       Directors'
                                                       selection of
                                                       PricewaterhouseCoopers
                                                       LLP as independent
                                                       accountants of the
                                                       Company.

                                                       In their discretion, the proxies are
                                                       authorized to vote upon such other business
                                                       as may properly come before the meeting.

                                                       The signer hereby revokes all proxies
                                                       heretofore given by the signer to vote at
                                                       said meeting or any adjournments thereof.
                                                       NOTE: Please sign name(s) exactly as printed
                                                       hereon. Joint owners should each sign.
                                                       Persons signing as executors,
                                                       administrators, trustees or in similar
                                                       capacities should so indicate.


                                               --------------------------------


                                               --------------------------------

                                               SIGNATURE(S)                DATE

    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE
    ENCLOSED ENVELOPE

--------------------------------------------------------------------------------

                            O FOLD AND DETACH HERE O

                                 KEITHLEY LOGO

                             CLASS B COMMON SHARES

            Appendix A to Schedule 14A as filed with the Commission (not part of the proxy statement mailed to shareholders)


                           KEITHLEY INSTRUMENTS, INC.
                            1992 STOCK INCENTIVE PLAN


         1. General. This Stock Incentive Plan (the "Plan") provides eligible employees of Keithley Instruments, Inc. (the "Company") with the opportunity to acquire or expand their equity interest in the Company by making available for award or purchase Common Shares, without par value, of the Company ("Common Shares"), through the granting of nontransferable options to purchase Common Shares ("Stock Options"), the granting of Common Shares subject to temporal restrictions on transfer and substantial risks of forfeiture ("Restricted Stock"), and the granting of nontransferable options to receive payments based on the appreciation of Common Shares ("SARs"). Stock Options, Restricted Stock and SARs shall be collectively referred to herein as "Grants"; an individual grant of Stock Options, Restricted Stock or SARs shall be individually referred to herein as a "Grant". It is intended that key employees may be granted, simultaneously or from time to time, Stock Options that qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or Stock Options that do not so qualify ("Non-qualified Stock Options"). No provision of the Plan is intended or shall be construed to grant employees alternative rights in any Incentive Stock Option granted under the Plan so as to prevent such Option from qualifying under
Section 422 of the Code.

         2. Purpose of the Plan. The purpose of the Plan is to provide continuing incentives to key employees of the Company and of any subsidiary corporation of the Company, by encouraging such key employees to acquire new or additional share ownership in the Company, thereby increasing their proprietary interest in the Company's business and enhancing their personal interest in the Company's success.

         For purposes of the Plan, a "subsidiary corporation" consists of any corporation fifty percent (50%) of the stock of which is directly or indirectly owned or controlled by the Company.

         3. Effective Date of the Plan. The Plan shall become effective upon its adoption by the Board of Directors, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company. If the Plan is not so approved within twelve (12) months after the date the Plan is adopted by the Board of Directors, the Plan and any Grants made hereunder shall be null and void. However, if the Plan is so approved, no further shareholder approval shall be required with respect to the making of Grants pursuant to the Plan, except as provided in Section 12 hereof.

         4. Administration of the Plan. The Plan shall be administered by the Compensation and Human Resources Committee of the Board of Directors of the Company, however described, or by any other committee selected by such Board of Directors by majority vote and composed of no fewer than two (2) members of such Board of Directors (the "Committee"). No person shall be appointed to the Committee who, during the one-year period immediately preceding such person's appointment to the Committee, has received any Grants under the Plan or any similar stock option or stock incentive plan, other than a formula-based plan, maintained by the Company or any subsidiary corporation. A member of the Committee shall not be eligible to participate in this Plan while serving on the Committee.

         A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present (or acts unanimously approved in writing by the members of the Committee) shall constitute binding acts of the Committee.

         Subject to the terms and conditions of the Plan, the Committee shall be authorized and empowered:

         (a)      To select the key employees to whom Grants may be made;

         (b) To determine the number of Common Shares to be covered by any Grant;

         (c) To prescribe the terms and conditions of any Grants made under the Plan, and the form(s) and agreement(s) used in connection with such Grants, which shall include agreements governing the granting of Restricted Stock, Stock Options and/or SARs;

         (d) To determine the time or times when Stock Options and/or SARs will be granted and when they will terminate in whole or in part;

         (e) To determine the time or times when Stock Options and SARs that are granted may be exercised;

         (f) To determine, at the time a Stock Option is granted under the Plan, whether such Option is an Incentive Stock Option entitled to the benefits of Section 422 of the Code;

         (g) To establish any other Stock Option agreement provisions not inconsistent with the terms and conditions of the Plan or, where the Stock Option is an Incentive Stock Option, with the terms and conditions of Section 422 of the Code; and

         (h) To determine whether SARs will be made part of any Grants consisting of Stock Options, and to approve any SARs made part of any such Grants pursuant to Section 9 hereof.

         5. Employees Eligible for Grants. Grants may be made from time to time to those key employees of the Company or a subsidiary corporation, who are designated by the Committee in its sole and exclusive discretion. Key employees may include, but shall not necessarily be limited to, members of the Board of Directors (excluding members of the Committee), and officers, of the Company and any subsidiary corporation; however, Stock Options intended to qualify as Incentive Stock Options shall only be granted to key employees while actually employed by the Company or a subsidiary corporation. The Committee may grant more than one Stock Option, with or without SARs, to the same key employee. No Stock Option shall be granted to any key employee during any period of time when such key employee is on a leave of absence.

         6. Shares Subject to the Plan. The shares to be issued pursuant to any Grant made under the Plan shall be Common Shares. Either Common Shares held as treasury stock, or authorized and unissued Common Shares, or both, may be so issued, in such amount or amounts within the maximum limits of the Plan as the Board of Directors shall from time to time determine. In the event a SAR is granted in tandem with a Stock Option pursuant to Section 9 and such SAR is thereafter exercised in whole or in part, then such Stock Option or the portion thereof to which the duly exercised SAR relates shall be deemed to have been exercised for purposes of such Option, but may be made available for reoffering under the Plan to any eligible employee.

         Subject to the provisions of the next succeeding paragraph of this
Section 6 and the provisions of Section 7(h), the aggregate number of Common Shares that can be actually issued under the Plan (exclusive of Restricted Stock forfeited under the Plan before the holder thereof received any benefits of ownership, such as dividends) shall be three hundred fifty thousand (350,000) Common Shares.

         If, at any time subsequent to the date of adoption of the Plan by the Board of Directors, the number of Common Shares are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise): (i) there shall automatically be substituted for each Common Share subject to an unexercised Stock Option or SAR (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each outstanding Common Share shall be changed or for which each such Common Share shall be exchanged; (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Stock Option or SAR shall remain the same as immediately prior to such event; and (iii) any outstanding Restricted Stock that is converted, exchanged or otherwise changed into a different number or kind of stock or security, shall continue to be subject to any and all terms, conditions and restrictions originally applicable to such Restricted Stock. In addition to the foregoing, the Committee shall be entitled in the event of any such increase, decrease or exchange of Common Shares to make other adjustments to the securities subject to a Stock Option or SAR, the provisions of the Plan, and to any related Stock Option or SAR agreements (including adjustments which may provide for the elimination of fractional shares), where necessary to preserve the terms and conditions of any Grants hereunder.

         7. Stock Option Provisions.

         (a) General. The Committee may grant to key employees (also referred to as "optionees") nontransferable Stock Options that either qualify as Incentive Stock Options under Section 422 of the Code or do not so qualify. However, any Stock Option which is an Incentive Stock Option shall only be granted within 10 years from the earlier of (i) the date this Plan is adopted by the Board of Directors of the Company; or (ii) the date this Plan is approved by the shareholders of the Company.

         (b) Stock Option Price. The option price per Common Share which may be purchased under an Incentive Stock Option under the Plan shall be determined by the Committee at the time of Grant, but shall not be less than one hundred percent (100%) of the fair market value of a Common Share, determined as of the date such Option is granted; however, if a key employee to whom an Incentive Stock Option is granted is, at the time of the grant of such Option, an "owner," as defined in Section 422(b)(6) of the Code (modified as provided in Section 424(d) of the Code) of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (a "Substantial Shareholder"), the price per Common Share of such Option, as determined by the Committee, shall not be less than one hundred ten percent (110%) of the fair market value of a Common Share on the date such Option is granted. The option price per Common Share under each Stock Option granted pursuant to the Plan which is not an Incentive Stock Option shall be determined by the Committee at the time of Grant. Except as specifically provided above, the fair market value of a Common Share shall be determined in accordance with procedures to be established by the Committee. The day on which the Committee approves the granting of a Stock Option shall be considered the date on which such Option is granted.

         (c) Period of Stock Option. The Committee shall determine when each Stock Option is to expire. However, no Incentive Stock Option shall be exercisable for a period of more than ten (10) years from the date upon which such Option is granted. Further, no Incentive Stock Option granted to an employee who is a Substantial Shareholder at the time of the grant of such Option shall be exercisable after the expiration of (5) years from the date of grant of such Option.

         (d) Limitation on Exercise and Transfer of Stock Options. Only the key employee to whom a Stock Option is granted may exercise such Option, except where a guardian or other legal representative has been duly appointed for such employee, and except as otherwise provided in the case of such employee's death. No Stock Option granted hereunder shall be transferable by an optionee other than by will or the laws of descent and distribution. No Stock Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.

         (e) Employment, Holding Period Requirements For Certain Options. The Committee may condition any Stock Option granted hereunder upon the continued employment of the optionee by the Company or by a subsidiary corporation, and may make any such Stock Option immediately exercisable. However, the Committee will require that, from and after the date of grant of any Incentive Stock Option granted hereunder until the day three (3) months prior to the date such Option is exercised, such optionee must be an employee of the Company or of a subsidiary corporation, but always subject to the right of the Company or any such subsidiary corporation to terminate such optionee's employment during such period. Each Stock Option shall be subject to such additional restrictions as to the time and method of exercise as shall be prescribed by the Committee. Upon completion of such requirements, if any, a Stock Option or the appropriate portion thereof may be exercised in whole or in part from time to time during the option period; however, such exercise right(s) shall be limited to whole shares.

         (f) Payment for Stock Option Price. A Stock Option shall be exercised by an optionee giving written notice to the Company of his intention to exercise the same, accompanied by full payment of the purchase price in cash or by check, or, with the consent of the Committee, in whole or in part with a surrender of Common Shares having a fair market value on the date of exercise equal to that portion of the purchase price for which payment in cash or check is not made. The Committee may, in its sole discretion, approve other methods of exercise for a Stock Option or payment of the option price, provided that no such method shall cause any option granted under the Plan as an Incentive Stock Option to not qualify under Section 422 of the Code, or cause any Common Share issued in connection with the exercise of an option not to be a fully paid and non-assessable Common Share.

         (g) Certain Reissuances of Stock Options. To the extent Common Shares are surrendered by an optionee in connection with the exercise of a Stock Option in accordance with Section 7(f), the Committee may in its sole discretion grant new Stock Options to such optionee (to the extent Common Shares remain available for Grants), subject to the following terms and conditions:

         (i) The number of Common Shares shall be equal to the number of Common Shares being surrendered by the optionee;

         (ii) The option price per Common Share shall be equal to the fair market value of Common Shares, determined on the date of exercise of the Stock Options whose exercise caused such Grant; and

         (iii) The terms and conditions of such Stock Options shall in all other respects replicate such terms and conditions of the Stock Options whose exercise caused such Grant, except to the extent such terms and conditions are determined to not be wholly consistent with the general provisions of this Section 7, or in conflict with the remaining provisions of this Plan.

         (h) Cancellation and Replacement of Stock Options and Related Rights. The Committee may at any time or from time to time permit the voluntary surrender by an optionee who is the holder of any outstanding Stock Options under the Plan, where such surrender is conditioned upon the granting to such optionee of new Stock Options for such number of shares as the Committee shall determine, or may require such a voluntary surrender as a condition precedent to the grant of new Stock Options. The Committee shall determine the terms and conditions of new Stock Options, including the prices at and periods during which they may be exercised, in accordance with the provisions of this Plan, all or any of which may differ from the terms and conditions of the Stock Options surrendered. Any such new Stock Options shall be subject to all the relevant provisions of this Plan. The Common Shares subject to any Stock Option so surrendered, and/or any Common Shares subject to any Stock Option that has lapsed, been forfeited, or been cancelled and extinguished in connection with the exercise of an SAR, shall no longer be charged against the limitation provided in Section 6 of this Plan and may again become shares subject to the Plan. The granting of new Stock Options in connection with the surrender of outstanding Stock Options under this Plan shall be considered for the purposes of the Plan as the granting of new Stock Options and not an alteration, amendment or modification of the Plan or of the Stock Options being surrendered.

         (i) Limitation on Exercisable Incentive Stock Options. The aggregate fair market value of the Common Shares first becoming subject to exercise as Incentive Stock Options by a key employee during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). Such aggregate fair market value shall be determined as of the date such Option is granted, taking into account, in the order in which granted, any other incentive stock options granted by the Company, or by a parent or subsidiary thereof.

         8. Restricted Stock.

         (a) Grant. The Committee shall determine the key employees to whom, and the time or times at which, Grants of Restricted Stock will be made, the number of shares of Restricted Stock to be granted, the price (if any) to be paid by such key employees (subject to Section 8(b)), the time or times within which such Restricted Stock grants may be subject to forfeiture, and the other terms and conditions of the grants in addition to those set forth in Section 8(b). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion.

         (b) Terms and Conditions. Restricted Stock granted under the Plan shall contain any terms and conditions, not inconsistent with the provisions of the Plan, which are deemed desirable by the Committee. A key employee who receives a grant of Restricted Stock shall not have any rights with respect to such Grant, unless and until such key employee has executed an agreement evidencing such Grant in the form approved from time to time by the Committee, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Grant. In addition, Restricted Stock granted under the Plan shall be subject to the following terms and conditions:

         (i) The purchase price for Common Shares consisting of Restricted Stock, if any, will be specified by the Committee.

         (ii) Grants of Restricted Stock shall only be accepted by executing a Restricted Stock agreement and paying, in cash or by check, whatever price (if any) is required under Section 8(b)(i).

         (iii) Each key employee granted Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such key employee, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Grant.

         (iv) Any stock certificates evidencing Common Shares consisting of Restricted Stock shall either (A) be held in custody by the Company until the employment and other restrictions thereon shall all have lapsed; or (B) be affixed with a legend, identifying such Shares as Restricted Stock and expressly prohibiting the sale, transfer, tender, pledge, assignment or encumbrance of such Shares, as the Committee shall determine. With respect to any Restricted Stock held in custody by the Company, the key employee granted such Restricted Stock shall deliver to the Company a stock power, endorsed in blank, relating to the Common Shares represented by such Stock. With respect to any Restricted Stock held by a key employee under legend, the key employee granted such Restricted Stock shall deliver to the Company an acknowledgement that such Stock remains subject to a substantial risk of forfeiture in the event of termination of employment under certain circumstances, and that the certificates representing ownership of such Stock will be surrendered to the Company immediately upon any such termination of employment.

         (v) Subject to the provisions of the Plan and the Restricted Stock agreement, during a temporal period set by the Committee and commencing with the date of such Grant (the "Restriction Period"), a key employee shall not be permitted to sell, transfer, tender, pledge, assign or otherwise encumber any Restricted Stock granted under the Plan. However, the Committee, in its sole discretion, may provide for the lapse of such transfer or other restrictions in installments, or accelerate or waive such restrictions in whole or in part, based on service, performance or other factors and criteria selected by the Committee.

         (vi) Except as provided in this Section 8(b)(vi) and Section 8(b)(v), a key employee shall have, with respect to shares of Restricted Stock granted to him, all of the rights of a shareholder of the Company, including the right to vote such Stock and the right to receive any dividends thereon. The Committee, in its sole discretion and as determined at the time of a Grant of Restricted Stock, may permit or require cash dividends otherwise due and payable to be deferred and, if the Committee so determines, reinvested either in additional Restricted Stock (to the extent Common Shares are available), or otherwise. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock. As Restricted Stock, such additional Common Shares will be subject to the same restrictions, terms and conditions applicable to the Restricted Stock with respect to which such additional Common Shares were issued.

         (vii) No Restricted Stock shall be transferable by a key employee other than by will or by the laws of descent and distribution.

         (viii) In the event Restricted Stock is forfeited by a key employee, the Company will refund to such key employee any payment(s) made by such key employee to purchase such Stock, promptly upon such forfeiture (and any corresponding surrender of stock certificates).

         (c) Minimum Value Provisions. To ensure that Grants of Restricted Stock actually reflect the performance of the Company and service of the key employee, the Committee may provide, in its sole discretion, for a tandem performance-based award, or other grant, designed to guarantee a minimum value, payable in cash or Common Shares, to the recipient of a Restricted Stock Grant, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

         9. Stock Appreciation Rights. A key employee may be granted the right to receive a payment based on the increase in the value of Common Shares occurring after the date of such Grant; such rights shall be known as Stock Appreciation Rights ("SARs"). SARs may (but need not) be granted to a key employee in tandem with, and exercisable in lieu of exercising, a Grant of Stock Options. SARs will be specifically granted upon terms and conditions specified by the Committee, if the Company is the employer of the key employee, or by a subsidiary corporation subject to the Committee's approval, if such subsidiary corporation is the employer of the key employee. No optionee shall be entitled to SAR rights solely as a result of the grant of a Stock Option to him. Any such rights, if granted, may only be exercised by the holder thereof, either with respect to all, or a portion, of the Stock Option to which it applies. When granted in tandem with a Stock Option, an SAR shall provide that the holder of a Stock Option shall have the right to receive an amount equal to one hundred percent (100%) of the excess, if any, of the fair market value of the Common Shares covered by such Option, determined as of the date of exercise of such SAR by the Committee (in the same manner as such value is determined for purposes of the granting of Stock Options), over the price to be paid for such Common Shares under such Option. Such amount shall be payable by either the Company or the subsidiary corporation, whichever such corporation is the employer of the key employee, in one or more of the following manners, as determined by the
Committee:

         (a)      cash (or check);

         (b) fully paid Common Shares having a fair market value equal to such amount; or

         (c)      a combination of cash (or check) and Common Shares.

In no event may any person exercise any SARs granted hereunder unless (i) such person is then permitted to exercise the Stock Option or the portion thereof with respect to which such SARs relate, and (ii) the fair market value of the Common Shares covered by the Stock Option, determined as provided above, exceeds the option price of such Common Shares. Upon the exercise of any SARs, the Stock Option, or that portion thereof to which such SARs relate, shall be canceled and automatically extinguished. A SAR granted in tandem with a Stock Option hereunder shall be made a part of the Stock Option agreement to which such SAR relates, in a form approved by the Committee and not inconsistent with this Plan. The granting of a Stock Option or SAR shall impose no obligation upon the optionee to exercise such Stock Option or SAR. The Company's or a subsidiary corporation's obligation to satisfy SARs shall not be funded or secured in any manner. No SAR granted hereunder shall be transferable by the key employee granted such SAR, other than by will or the laws of descent and distribution.

         After the Grant of an SAR, an optionee intending to rely on an exemption from Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") shall be required to hold such SAR for six (6) months from the date the price for such SAR is fixed to the date of cash settlement. Additionally, in order to remain exempt from Section 16(b) of the Exchange Act, an SAR must be exercised by an optionee subject to such Section only during the period beginning on the third business day following the release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following said date.

         10. Termination of Employment. If a key employee ceases to be an employee of the Company and every subsidiary corporation, for a reason other than death, retirement, or permanent and total disability, his Grants shall, unless extended by the Committee on or before his date of termination of employment, terminate on the effective date of such termination of employment. Neither the key employee nor any other person shall have any right after such date to exercise all or any part of his Stock Options or SARs, and all Restricted Stock which is not vested or otherwise subject to restriction shall thereupon be forfeited, and/or declared void and without value.

         If termination of employment is due to death or permanent and total disability, then outstanding Stock Options and SARs may be exercised within the one (1) year period ending on the anniversary of such death or permanent and total disability. In the case of death, such outstanding Stock Options and SARs shall be exercised by such key employee's estate, or the person designated by such key employee by will, or as otherwise designated by the laws of descent and distribution. Notwithstanding the foregoing, in no event shall any Stock Option or SAR be exercisable after the expiration of the option period, and in the case of exercises made after a key employee's death, not to any greater extent than the key employee would have been entitled to exercise such Option or SAR at the time of his death. Restricted Stock held by a key employee whose employment by the Company or any subsidiary corporation terminates by reason of death shall thereupon vest and all restrictions and risks of forfeiture thereon shall thereupon lapse.

         Subject to the discretion of the Committee, in the event a key employee terminates employment with the Company and all subsidiary corporations because of normal or early retirement under the Keithley Instruments, Inc., Employees' Pension Plan (or any successor pension plan), or (in the case of Restricted Stock) permanent and total disability, (a) any then-outstanding Stock Options and/or SARs held by such key employee shall lapse at the earlier of the end of the term of such Stock Option or SAR, or three (3) months after such retirement or permanent and total disability; and (b) any Restricted Stock held by such key employee shall thereafter vest and any applicable restrictions shall lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within one year from the time of termination had the key employee continued to fulfill all of the conditions of the Restricted Stock during such period (or on such accelerated basis as the Committee may determine at or after date of Grant).

         In the event an employee of the Company or one of its subsidiary corporations is granted a leave of absence by the Company or such subsidiary corporation to enter military service or because of sickness, his employment with the Company or such subsidiary corporation shall not be considered terminated, and he shall be deemed an employee of the Company or such subsidiary corporation during such leave of absence or any extension thereof granted by the Company or such subsidiary corporation.

         11. Change of Control. Upon the occurrence of a Change of Control (as defined below), notwithstanding any other provisions hereof or of any agreement to the contrary, all Stock Options and SARs granted under this Plan shall become immediately exercisable in full and all Restricted Stock grants shall become immediately vested and any applicable restrictions shall lapse.

         For purposes of this Plan, a Change of Control shall be deemed to have occurred if: (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Company; (ii) the Company shall be merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such merger or consolidation; (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary; or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall acquire, other than by reason of inheritance, twenty-five percent (25%) or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). In making any such determination, transfers made by a person to an affiliate of such person (as determined by the Board of Directors of the Company), whether by gift, devise or otherwise, shall not be taken into account. For purposes of this Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) as in effect on the date hereof pursuant to the Exchange Act.

         12. Amendments to Plan. The Committee is authorized to interpret this Plan and from time to time adopt any rules and regulations for carrying out this Plan that it may deem advisable. Subject to the approval of the Board of Directors of the Company, the Committee may at any time amend, modify, suspend or terminate this Plan. In no event, however, without the approval of shareholders, shall any action of the Committee or the Board of Directors result in:

         (a) Materially amending, modifying or altering the eligibility requirements provided in Section 5 hereof;

         (b) Materially increasing, except as provided in Section 6 hereof, the maximum number of shares subject to Grants; or

         (c) Materially increasing the benefits accruing to participants under this Plan;

except to conform this Plan and any agreements made hereunder to changes in the Code or governing law.

         13. Investment Representation, Approvals and Listing. The Committee may, if it deems appropriate, condition its grant of any Stock Option hereunder upon receipt of the following investment representation from the optionee:

         "I agree that any Common Shares of Keithley Instruments, Inc. which I may acquire by virtue of this Stock Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by me unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933, as amended, with respect to said Common Shares has become effective so as to permit the sale or other disposition of said shares by me; or (ii) there is presented to Keithley Instruments, Inc. an opinion of counsel satisfactory to Keithley Instruments, Inc. to the effect that the sale or other proposed disposition of said Common Shares by me may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act of 1933, as amended."

         The Company shall not be required to issue any certificate or certificates for Common Shares upon the exercise of any Stock Option or a SAR granted under this Plan prior to (i) the obtaining of any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; (ii) the admission of such shares to listing on any national securities exchange on which the Common Shares may be listed; (iii) the completion of any registration or other qualifications of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable; and (iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

         14. General Provisions. The form and substance of Stock Option agreements, Restricted Stock agreements, and SAR agreements made hereunder, whether granted at the same or different times, need not be identical. Nothing in this Plan or in any agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiary corporations, to be entitled to any remuneration or benefits not set forth in this Plan or such Grant, or to interfere with or limit the right of the Company or any subsidiary corporation to terminate his employment at any time, with or without cause. Nothing contained in this Plan or in any Stock Option agreement or SAR shall be construed as entitling any optionee to any rights of a shareholder as a result of the grant of a Stock Option or an SAR, until such time as Common Shares are actually issued to such optionee pursuant to the exercise of such Option or SAR. This Plan may be assumed by the successors and assigns of the Company. The liability of the Company under this Plan and any sale made hereunder is limited to the obligations set forth herein with respect to such sale and no term or provision of this Plan shall be construed to impose any liability on the Company in favor of any employee with respect to any loss, cost or expense which the employee may incur in connection with or arising out of any transaction in connection with this Plan. The cash proceeds received by the Company from the issuance of Common Shares pursuant to this Plan will be used for general corporate purposes. The expense of administering this Plan shall be borne by the Company. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Plan.

         15. Termination of This Plan. This Plan shall terminate on February 8, 2002, and thereafter no Stock Options or Restricted Stock or SARs shall be granted hereunder. All Stock Options and SARs outstanding at the time of termination of this Plan shall continue in full force and effect according to their terms and the terms and conditions of this Plan.

                           KEITHLEY INSTRUMENTS, INC.
                   Amendment To The 1992 Stock Incentive Plan
                To Increase Number of Shares Available for Grant


                  In accordance with action duly taken by the Board of Directors of Keithley Instruments, Inc. (the "Company"), Section 6 of the Keithley Instruments, Inc. 1992 Stock Incentive Plan (the "1992 Plan") is hereby amended to increase the number of common shares subject to issuance under the 1992 Plan to a total of 1,900,000 common shares (after taking into account the effects of the 2-for-1 stock split), subject to approval by an affirmative vote by a majority of the Company's shareholders.
                  Accordingly, the second paragraph in Section 6 of the 1992 Plan is hereby amended, effective December 9, 1995, so as to provide in its entirety as follows:

                           Subject only to the provisions of the next succeeding
                  paragraph of this Section 6, the aggregate number of Common Shares made subject to all Grants under the Plan shall be one million nine hundred thousand (1,900,000) Common Shares. Such aggregate number of Common Shares shall not include any Common Shares reacquired or never issued due to a forfeiture, exchange or relinquishment of rights under a Grant made hereunder.

                  The Plan in all other respects remains unchanged.


                                           KEITHLEY INSTRUMENTS, INC.



                                           By /s/ Joseph P. Keithley
                                              ----------------------
                                           Its Chairman
                                               ---------------------

                           KEITHLEY INSTRUMENTS, INC.
                            1992 STOCK INCENTIVE PLAN

                                 1997 AMENDMENT

         In accordance with Section 12 of the Keithley Instruments, Inc. 1992 Stock Incentive Plan (the "Plan"), Compensation Committee of the Board of Directors of Keithley Instruments, Inc., an Ohio corporation (the "Committee") hereby amends the Plan, effective February 15, 1997, in the following respects:

         1. Section 4 of the Plan is amended so as to provide in its entirety as follows:

                  "4. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, however described, or by any other committee selected by such Board of Directors by majority vote and composed of no fewer than two (2) members of such Board of Directors who are "non-employee directors" as defined under Rule 16b-3(b)(3) of the Securities Exchange Act of 1934 (the "Committee"). A member of the Committee shall not be eligible to participate in this Plan while serving on the Committee.

                           A majority of the Committee shall constitute a
                  quorum. The acts of a majority of the members present at any meeting at which a quorum is present (or acts unanimously approved in writing by the members of the Committee) shall constitute binding acts of the Committee.

                           Subject to the terms and conditions of the Plan, the
                  Committee shall be authorized and empowered:

                  (a) To select the key employees to whom Grants may be made;

                  (b) To determine the number of Common Shares to be covered by any Grant;

                  (c) To prescribe the terms and conditions of any Grants made under the Plan, and the form(s) and agreement(s) used in connection with such Grants, which shall include agreements governing the granting of Restricted Stock, Stock Options and/or SARs;

                  (d) To determine the time or times when Stock Options and/or SARs will be granted and when they will terminate in whole or in part;

                  (e) To determine the time or times when Stock Options and SARs that are granted may be exercised;

                  (f) To determine, at the time a Stock Option is granted under the Plan, whether such Option is an Incentive Stock Option entitled to the benefits of Section 422 of the Code;

                  (g) To establish any other Stock Option agreement provisions not inconsistent with the terms and conditions of the Plan or, where the Stock Option is an Incentive Stock Option, with the terms and conditions of Section 422 of the Code;

                  (h) To determine whether SARs will be made part of any Grants consisting of Stock Options, and to approve any SARs made part of any such Grants pursuant to
                           Section 9 hereof; and

                  (i) To delegate to one (1) or more Company officers limited authority to make de minimis Grants of Stock Options or Incentive Stock Options (not to exceed 2,500 Common Shares per individual), to select individuals to whom offers of Company employment are, or are expected to be made, at Fair Market Value and otherwise under terms and conditions approved in advance by the Committee, subject to ratification by the Committee."


         2. Section 5 of the Plan is amended so as to provide in its entirety as follows:

                  "5. Employees Eligible for Grants. Grants may be made from time to time to those key employees of the Company or a subsidiary corporation, who are designated by the Committee in its sole and exclusive discretion (or by its delegee(s) in accordance with Section 4(i) hereof). Key employees may include, but shall not necessarily be limited to, members of the Board of Directors (excluding members of the Committee), and officers, of the Company and any subsidiary corporation; however, Stock Options intended to qualify as Incentive Stock Options shall only be granted to key employees while actually employed by the Company or a subsidiary corporation. The Committee may grant more than one Stock Option, with or without SARs, to the same key employee. No Stock Option shall be granted to any key employee during any period of time when such key employee is on a leave of absence."


         The Plan otherwise remains unchanged.

                           KEITHLEY INSTRUMENTS, INC.
                            1992 STOCK INCENTIVE PLAN
                                 1999 AMENDMENT


         In accordance with Section 12 of the Keithley Instruments, Inc. 1992 Stock Incentive Plan (the "Plan"), the Compensation Committee of the Board of Directors of Keithley Instruments, Inc., an Ohio corporation (the "Committee") hereby amends the Plan, effective September 30, 1999, in the following respects:

         Section 10 of the Plan is amended so as to provide in its entirety as follows:

                  "10. Termination of Employment. If a key employee ceases to be an employee of the Company and every subsidiary corporation, for a reason other than death, retirement, or permanent and total disability, his Grants shall, unless extended by the Committee on or before his date of termination of employment, terminate on the effective date of such termination of employment. Neither the key employee nor any other person shall have any right after such date to exercise all or any part of his Stock Options or SARs, and all Restricted Stock which is not vested or otherwise subject to restriction shall thereupon be forfeited, and/or declared void and without value.

                  If termination of employment is due to death or permanent and total disability, then outstanding Stock Options and SARs may be exercised within the one (1) year period ending on the anniversary of such death or permanent and total disability. In the case of death, such outstanding Stock Options and SARs shall be exercised by such key employee's estate, or the person designated by such key employee by will, or as otherwise designated by the laws of descent and distribution. Notwithstanding the foregoing, in no event shall any Stock Option or SAR be exercisable after the expiration of the option period, and in the case of exercises made after a key employee's death, not to any greater extent than the key employee would have been entitled to exercise such Option or SAR at the time of his death. Restricted Stock held by a key employee whose employment by the Company or any subsidiary corporation terminates by reason of death shall thereupon vest and all restrictions and risks of forfeiture thereon shall thereupon lapse.

                  Subject to the discretion of the Committee, in the event a key employee terminates employment with the Company and all subsidiary corporations because of normal, early or disability retirement under the Keithley Instruments, Inc., Employees' Pension Plan (or any successor pension plan), (a) any then outstanding Stock Options and/or SARs held by such key employee shall lapse at the earlier of (i) the end of the term of such Stock Option or SAR, or (ii) twelve (12) months after such retirement or permanent and total disability (subject only to the three (3) month exercise limitation applicable to Incentive Stock Options); and (b) any Restricted Stock held by such key employee shall thereafter vest and any applicable restrictions shall lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within twelve
         (12) months from the time of termination had the key employee continued to fulfill all of the conditions of the Restricted Stock during such period (or on such accelerated basis as the Committee may determine at or after date of Grant).

                  In the event an employee of the Company or one of its subsidiary corporations is granted a leave of absence by the Company or such subsidiary corporation to enter military service or because of sickness, his employment with the Company or such subsidiary corporation shall not be considered terminated, and he shall be deemed an employee of the Company or such subsidiary corporation during such leave of absence or any extension thereof granted by the Company or such subsidiary corporation."

                  The Plan otherwise remains unchanged.


                  IN WITNESS WHEREOF, the undersigned members of the Committee have set their hand this 10th day of September, 1999.


                                        /s/ James B. Griswold
                                        ------------------------
                                        James B. Griswold


                                        /s/ James T. Bartlett
                                        ------------------------
                                        James T. Bartlett


                                        /s/ R. Elton White
                                        ------------------------
                                        R. Elton White


                                        /s/ Arden L. Bement, Jr.
                                        ------------------------
                                        Arden L. Bement, Jr.

                           KEITHLEY INSTRUMENTS, INC.
                   Amendment To The 1992 Stock Incentive Plan
                To Increase Number of Shares Available for Grant


         In accordance with action duly taken by the Board of Directors of Keithley Instruments, Inc. (the "Company"), Section 6 of the Keithley Instruments, Inc. 1992 Stock Incentive Plan (the "1992 Plan") is hereby amended to increase the number of common shares subject to issuance under the 1992 Plan to a total of 2,700,000 common shares, subject to approval by an affirmative vote by a majority of the Company's shareholders.

         Accordingly, the second paragraph in Section 6 of the 1992 Plan is hereby amended, effective December 3, 1999, so as to provide in its entirety as follows:

                  Subject only to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of Common Shares made subject to all Grants under the Plan shall be two million seven hundred thousand (2,700,000) Common Shares. Such aggregate number of Common Shares shall not include any Common Shares reacquired or never issued due to a forfeiture, exchange or relinquishment of rights under a Grant made hereunder.

         The Plan in all other respects remains unchanged.